                                                                      EXHIBIT 24
                                                                      ----------

                              POWERS OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Frank A. Solomon and John R. Brintnall, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Integ Incorporated for the fiscal year ended December 31, 1996 and all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

          Signatures                                        Date
          ----------                                        ----
     /s/  Frank A. Solomon                                  March 12, 1997
----------------------------------------------------
Frank A. Solomon, President, Chief Executive Officer
      (principal executive officer) and Director

     /s/  John R. Brintnall                                 March 12, 1997
----------------------------------------------------
John R. Brintnall, Chief Financial Officer
      (principal financial and accounting officer)

     /s/  Mark B. Knudson                                   March 12, 1997
----------------------------------------------------
Mark B. Knudson, Ph.D, Director

     /s/  Frank B. Bennett                                  March 12, 1997
----------------------------------------------------
Frank B. Bennett, Director

     /s/  Terrance G. McGuire                               March 12, 1997
----------------------------------------------------
Terrance G. McGuire, Director

     /s/  Robert R. Momsen                                  March 12, 1997
----------------------------------------------------
Robert R. Momsen, Director

     /s/  Robert S. Nickoloff                               March 12, 1997
----------------------------------------------------
Robert S. Nickoloff, Director

     /s/  Walter L. Sembrowich                              March 12, 1997
----------------------------------------------------
Walter L. Sembrowich, Ph.D, Director

     /s/  Winston R. Wallin                                 March 12, 1997
----------------------------------------------------
Winston R. Wallin, Director